UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 14, 2023

Dror Ortho-Design, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-51783	85-0461778
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Shatner Street 3 Jerusalem, Israel	N/A
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: +972 (0)74-700-6700

Novint Technologies, Inc.
100 Merrick Road–Suite 400W, Rockville Center, NY, 11570

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Current Report on Form 8-K/A is being filed solely (i) to amend the Current Report on Form 8-K filed by Dror Ortho-Design, Inc. (the “Company”) on August 14, 2023 (the “Original Report”) to add as Exhibit 10.14 a material contract relating to consulting services provided to the Company by one of its directors and (2)  to correct a typographical error on the cover page of the Original Report whereby the “Emerging growth company” box was incorrectly checked. No other parts of the Original Report presented incorrect information. Capitalized terms used and not otherwise defined herein shall have the meanings given to such terms in the Original Report.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired. In accordance with 9.01(a):
i.	audited financial statements of Private Dror as of, and for the years ended, December 31, 2022 and 2021, and the related notes and the related independent auditors’ report thereon, are filed with this Report as Exhibit 99.1.
ii.	unaudited financial statements of Private Dror as of, and for the three months ended, March 31, 2023 and 2022, and the related notes, are filed with this Report as Exhibit 99.2.
(b)	Pro Forma Financial Information. In accordance with Item 9.01(b):
i.	unaudited pro forma condensed combined financial statements as of, and for the year ended, December 31, 2022, and for the three months ended, March 31, 2023, are filed with this Report as Exhibit 99.3.
(d)	Exhibits. The following exhibits are filed with this Report.

Exhibit No.	Description
2.1*	Share Exchange Agreement, dated July 5, 2023, by and among the Company, Dror Ortho-Design Ltd., and certain shareholders of Dror Ortho-Design Ltd.
2.2*	Amendment to the Share Exchange Agreement, dated August 14, 2023, by and among the Company, Dror Ortho-Design Ltd., and certain shareholders of Dror Ortho-Design Ltd.
3.1*	Amended and Restated Certificate of Incorporation of Dror Ortho-Design, Inc.
3.2*	Certificate of Designations of Preferences, Rights and Limitations of Series A Convertible Preferred Stock
3.3	Amended and Restated Bylaws (incorporated by reference to Exhibit 3.5 to the Company’s Current Report on Form 8-K, filed with the Commission on March 1, 2007)
4.1*	Form of Class A Common Stock Purchase Warrant
10.1+*	Employment Agreement, dated December 6, 2021, between the Company and Eliyahu (Lee) Haddad
10.2+*	Employment Agreement, dated January 26, 2022, between the Company and Moshe Shvets
10.3+*	Indemnification Agreement, dated December 6, 2021, between Dror Ortho-Design Ltd. and Eliyahu (Lee) Haddad
10.4+*	Indemnification Agreement, dated December 6, 2021, between Dror Ortho-Design Ltd. and Moshe Shvets
10.5+*	Indemnification Agreement, dated December 6, 2021, between Dror Ortho-Design Ltd. and Chaim Hurvitz
10.6+*	Indemnification Agreement, dated December 6, 2021, between Dror Ortho-Design Ltd. and Chaim Ravad
10.7+*	Indemnification Agreement, dated December 6, 2021, between Dror Ortho-Design Ltd. and Yehuda Englander
10.8+*	Consulting Agreement, dated December 6, 2021, between Dror Ortho-Design Ltd. and Yaacov Bodner
10.9+*	2021 Share Incentive Plan
10.10+*	2023 Long-Term Incentive Plan
10.11*	Securities Purchase Agreement, dated August 14, 2023, between the Company and certain purchasers identified therein
10.12*	Registration Rights Agreement, dated August 14, 2023, between the Company and certain purchasers identified therein
10.13*	Form of Lock-Up Agreement
10.14+**	Services Agreement, dated June 1, 2022, between Dror Ortho-Design Ltd. and Yehuda Englander
99.1*	Dror Ortho-Design Ltd. financial statements for the fiscal years ended December 31, 2022 and 2021
99.2*	Dror Ortho-Design Ltd. financial statements for the three months ended March 31, 2023 and 2022
99.3*	Unaudited pro forma condensed combined financial statements as of December 31, 2022 and for the three months ended March 31, 2023
101.INS*	Inline XBRL Instance Document
101.SCH*	Inline XBRL Taxonomy Extension Schema Document
101.CAL*	Inline XBRL Taxonomy Extension Calculation Linkbase Document
101.DEF*	Inline XBRL Taxonomy Extension Definition Linkbase Document
101.LAB*	Inline XBRL Taxonomy Extension Labels Linkbase Document
101.PRE*	Inline XBRL Taxonomy Extension Presentation Linkbase Document
104*	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101)

*	Previously filed.
**	Filed herewith.

+	Management contract or compensatory plan or arrangement.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Eliyahu (Lee) Haddad

Dated: August 18, 2023	By: /s/ Eliyahu (Lee) Haddad
Name: Eliyahu (Lee) Haddad
Title: Chief Executive Officer